UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2026

ALDABRA 4 LIQUIDITY OPPORTUNITY VEHICLE, INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43063	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3725 Leafy Way Miami, Florida	33133
(Address of principal executive offices)	(Zip Code)

(305) 230-4002

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	ALOVU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ALOV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ALOVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on January 23, 2026, Aldabra 4 Liquidity Opportunity Vehicle, Inc., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “Offering”) of 30,015,000 units, including 3,915,000 units issued pursuant to the exercise of the underwriters’ over-allotment option in full (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), and one-third of one redeemable public warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-292418). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $300,150,000.

As previously reported, on January 23, 2026, simultaneously with the consummation of the Offering, the Company consummated the private placement of 3,126,666 warrants to Aldabra 4 LOV Sponsor Partnership, LLC and an aggregate of 1,740,000 warrants to the underwriters (collectively, the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,300,000 (the “Private Placement”).

A total of $300,150,000 ($10.00 per Unit) of the net proceeds from the Offering and the Private Placement, which amount includes $12,789,000 in deferred underwriting commissions, was placed in a trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of January 23, 2026 reflecting receipt of the proceeds from the Offering and the Private Placement has been issued by the Company and is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet as of January 23, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDABRA 4 LIQUIDITY OPPORTUNITY VEHICLE, INC.

	By:	/s/ Neal Yanofsky
Name: Neal Yanofsky
Title: Chief Executive Officer
Date: January 29, 2026

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